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                                                                    EXHIBIT 10.5

                             ARTICLES OF EXCHANGE



     THESE ARTICLES OF EXCHANGE are made by and between EXACTLY SPORTSWEAR, INC., a Nevada Corporation ("ESI"), and SEIRIOS STAFF SERVICES, INC., a Nevada Corporation ("SSS"), both governed by Chapters 78 and 92A of the Nevada Revised Statutes.

ARTICLE I.     PLAN OF EXCHANGE

     Pursuant to these Articles of Exchange, all of the ownership interest of SSS is hereby acquired by ESI in exchange for ESI capital stock. The terms and conditions of the exchange are set forth in the Agreement and Plan of Exchange between ESI and SSS dated March 12, 1997 ("Plan of Exchange"). A complete and executed copy of the Agreement and Plan of Exchange is on file at the principle business office of ESI and SSS, which is 16801 Addison Road, Suite 425, Dallas, TX 75248.

ARTICLE II.    DIRECTOR APPROVAL

     The plan of Exchange has been duly adopted and approved by the Boards of Directors of ESI and SSS in accordance with the laws of the State of Nevada.

ARTICLE III.   STOCKHOLDER APPROVAL.

     ESI has authorized 50,000,000 shares of common stock, par value $0.01 per share (the "ESI Common Stock"), of which 3,930,000 shares are issued and outstanding and entitled to vote on the merger. Of the issued and outstanding ESI Common Stock, 2,162,381 shares were voted for approval of the Plan of Exchange by written consent and no shares were voted against approval of the Plan of Exchange. The number of votes cast for approval of the Plan of Exchange by each class and series of the capital stock of ESI was sufficient for approval by the owners of each such class and series.

     SSS has authorized 50,000,000 shares of common stock, par value $0.001 per share (the "SSS Common Stock") of which 13,952,000 shares are issued and outstanding, and the 5,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding. Of the issued and outstanding SSS Common Stock 7,253,500 shares were voted for approval of the Plan of Exchange by written consent and no shares were voted against approval of the Plan of Exchange. The number of votes cast for approval of the Plan of Exchange by each class and series of the capital stock of SSS was sufficient for approval by the owners of each such class and series.
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     IN WITNESS WHEREOF, the Exactly Sportswear, Inc., acting through its
President and Secretary, has executed these Articles of Exchange as of the 14/th/ day of March, 1997.

                                        EXACTLY SPORTSWEAR, INC.
ATTEST:

/s/ STEVE LOPEZ                            /s/ CURTIS M. JAMISON
_______________________________         By:____________________________________
Steve Lopez, Secretary                     Curtis M. Jamison, President

STATE OF ARIZONA

COUNTY OF MARICOPA

I,  Lorita R. Chittenden                        a notary public, hereby certify
  ----------------------------------------------
that on the 14/th/ day of March, 1997, appeared before me Curtis M. Jamison, personally known to me to be the President of Exactly Sportswear, Inc. and, who being by me first duly sworn, declared and acknowledged that he is the person who signed the foregoing document as the President of the aforementioned Corporation and that the statements therein contained are true.

(Seal)

                                        /s/ LORITA A. CHITTENDEN
                                        _______________________________________
                                        Lorita A. Chittenden

STATE OF NEVADA

COUNTY OF CLARK


I, Rebecca Hoelzle                       , a notary public, hereby certify that
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on the 17th day of March, 1997, appeared before me Steve Lopez, personally known to me to be the Secretary of Exactly Sportswear, Inc. and who being by me first duly sworn, severally declared and acknowledged that he is the person who signed the foregoing document as the Secretary of the aforementioned Corporation and that the statements therein contained are true.


                                        /s/ REBECCA HOELZLE
                                        _______________________________________
                                        Rebecca Hoelzle

                                        (Seal)
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     IN WITNESS WHEREOF, the Seirios Staff Services, Inc., acting through its
President and Secretary, has executed these Articles of Exchange as of the 21/st/ day of March, 1997.

                                        SEIRIOS STAFF SERVICES, INC
ATTEST:

/s/ LOGAN GARRETT                          /s/ BYRON STUCKEY
_______________________________         By:_____________________________
Logan Garrett, Secretary                   Byron Stuckey, President

STATE OF TEXAS

COUNTY OF DALLAS

     I,        Robbie Hall                                , a notary public,
        --------------------------------------------------
hereby certify that on the 21/st/ day of March, 1997, appeared before me Byron Stuckey and Logan Garrett, personally known to me to be the President and Secretary, respectively, of Seirios Staff Services, Inc., and, who being by me first duly sworn, severally declared and acknowledged that they are the persons who signed the foregoing document as the President and Secretary, respectively, of the afore-mentioned Corporation and that the statements therein contained are true.

                                        /s/ ROBBIE HALL
                                        _________________________________
                                        Robbie Hall, Notary Public

(Seal)